UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

PEOPLES FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

STILWELL ACTIVIST INVESTMENTS, L.P. STILWELL VALUE PARTNERS VII, L.P. STILWELL ACTIVIST FUND, L.P. STILWELL VALUE LLC JOSEPH D. STILWELL PETER PRICKETT
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PEOPLES FINANCIAL CORPORATION

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2021 ANNUAL MEETING OF STOCKHOLDERS

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SECOND SUPPLEMENT DATED MAY 5, 2021 TO THE PROXY STATEMENT OF

THE STILWELL GROUP
IN OPPOSITION TO
THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

___________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN PROXY CARD TODAY

Dear Fellow Stockholders:

The Stilwell Group is one of the largest stockholders of Peoples Financial Corporation (the “Corporation” or “Peoples Financial”), beneficially owning an aggregate of 484,645 shares of Common Stock, par value $1.00 per share (the “Common Stock”), of the Corporation. The Stilwell Group is furnishing this Proxy Statement Supplement (the “Second Proxy Supplement”) and accompanying GREEN proxy card to the holders of the Common Stock in connection with the solicitation of proxies to elect Peter Prickett (the “Nominee”) to the Board of Directors of the Corporation (the “Board”) at the Corporation’s 2021 Annual Meeting of Shareholders scheduled to be held on May 19, 2021 at 6:30 p.m., Central Time, at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530 (including any adjournments, postponements, continuations or reschedulings thereof, the “Annual Meeting”)

The Stilwell Group filed its definitive proxy statement for the Annual Meeting with the Securities and Exchange Commission (the “SEC”) on March 29, 2021 (the “Definitive Proxy Statement”), as supplemented on April 19, 2021 (the “First Proxy Supplement”). This Second Proxy Supplement is dated May 5, 2021, and is first being sent to stockholders of the Corporation on or about May 5, 2021. Except as specifically modified or supplemented by the information contained in this Second Proxy Supplement, all information set forth in our Definitive Proxy Statement and First Proxy Supplement remains applicable.

We are furnishing this Second Proxy Supplement to clarify certain information regarding the Stilwell Group’s GREEN proxy card initially sent to stockholders and filed with the SEC on March 29, 2021 (the “Original GREEN Card”) and thereafter supplemented and filed with the SEC on April 19, 2021 (the “Revised GREEN Card”). As disclosed in the First Proxy Supplement, the Corporation nominated six (6) candidates for election at the Annual Meeting after the Stilwell Group filed its Definitive Proxy Statement, which initially assumed that the Company would nominate five (5) directors based on the size of the Board at the time the Stilwell Group filed its Definitive Proxy Statement. The Stilwell Group thereafter filed the First Proxy Supplement and the Revised GREEN Card to clarify that there are six (6) candidates up for election at the Annual Meeting.

The Stilwell Group is furnishing this Second Proxy Supplement to make it clear to stockholders that if you voted on the Original GREEN Card and have not subsequently signed and delivered the Revised GREEN Card, then your Original GREEN Card will be voted in accordance with the Revised GREEN Card. In other words, notwithstanding the fact that the Original GREEN Card stated that it would be voted for the Stilwell Group’s Nominee, Mr. Prickett, and four (4) of the Corporation’s nominees other than one (1) of the Corporation’s candidates to be later identified, your Original GREEN Card will be treated as having voted for Mr. Prickett and five (5) of the Corporation’s nominees other than Chevis C. Swetman in accordance with the Revised GREEN Card.

If you are a stockholder as of March 31, 2021, the Record Date for the Annual Meeting, all GREEN proxy cards that have been submitted in connection with our mailing to stockholders of a proxy statement and proxy card on March 29, 2021 remain valid and will be voted at the Annual Meeting as marked and as described herein.

IF YOU HAVE SUBMITTED A GREEN PROXY CARD AND ARE A STOCKHOLDER AS OF THE RECORD DATE AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION AND YOU DO NOT NEED TO SUBMIT THE ENCLOSED GREEN PROXY CARD. IF YOU SUBMITTED THE ORIGINAL GREEN CARD AND DO NOT WISH TO CHANGE YOUR VOTE, IT WILL BE VOTED IN ACCORDANCE WITH THE REVISED GREEN CARD AS DESCRIBED HEREIN.

IF YOU SUBMITTED A GREEN PROXY CARD AND ARE A STOCKHOLDER AS OF THE RECORD DATE AND YOU WISH TO CHANGE YOUR VOTE, PLEASE FOLLOW THE ENCLOSED INSTRUCTIONS AND SIGN, DATE AND RETURN THE GREEN PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

If you need another copy of our Definitive Proxy Statement, the First Proxy Supplement or this Second Proxy Supplement, please contact Okapi Partners LLC, which is assisting the Stilwell Group with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

THIS SOLICITATION IS BEING MADE BY THE STILWELL GROUP AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE CORPORATION.

THE STILWELL GROUP URGES YOU TO SIGN, DATE AND RETURN THE GREEN PROXY CARD IN FAVOR OF THE ELECTION OF THE STILWELL GROUP’S NOMINEE. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE CORPORATION.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY THE CORPORATION’S MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT, AS SUPPLEMENTED, BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy materials are available at

www.okapivote.com/PFBX

2

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. The Stilwell Group urges you to sign, date, and return the enclosed GREEN proxy card today to vote FOR Peter Prickett.

•	If your shares of Common Stock are registered in your own name, please sign and date the GREEN proxy card and return it to the Stilwell Group, c/o Okapi Partners LLC today.

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of such shares of Common Stock, and these proxy materials, together with a GREEN voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form for instructions about how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, we urge you not to return any proxy card that you receive from the Corporation. Even if you return the management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card that you may have previously sent to us. Remember, you can vote for our Nominee only on our GREEN proxy card. So please make certain that the latest dated proxy card you return is the GREEN proxy card.

If you have any questions or need assistance in voting your shares, please call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

Direct: 212-269-1551

info@stilwellgroup.com

Please feel free to contact Okapi Partners LLC, proxy solicitors for the Stilwell Group, as follows:

Okapi Partners LLC

Attn: Mr. Chuck Garske

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

Main: 212-297-0720

Shareholders Call Toll-Free: (855) 305-0856

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

The undersigned hereby appoints Mses. E.J. Borrack, Teresa Huang and Megan Parisi, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, no par value per share, of Peoples Financial Corporation (“Peoples Financial” or the “Corporation”), which the undersigned is entitled to vote at the Corporation’s 2021 Annual Meeting of Stockholders scheduled to be held on May 19, 2021 at 6:30 p.m., Central Time, at The Swetman Building at The Peoples Bank, Suite 204, 727 Howard Avenue, Biloxi, Mississippi, 39530 (including any adjournments, postponements, continuations and reschedulings thereof and at any meeting called in lieu thereof) (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group’s Nominee as a director as noted on the reverse and if on the agenda for the Annual Meeting and “FOR” the ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting. The Stilwell Group’s Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/PFBX.

For registered shares, your proxy must be received by 11:59 p.m. Eastern Time the day before the Annual Meeting date.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group’s Nominee, Peter Prickett, as a director and “FOR” the ratification of the appointment of Wipfli LLP as the Corporation’s independent registered public accounting firm for 2021.

1.	ELECTION OF DIRECTORS – To elect Mr. Peter Prickett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for Mr. Prickett and for the candidates who have been nominated by the Corporation other than Chevis C. Swetman. There is no assurance that the other candidates nominated by the Corporation will serve as directors if the Stilwell Group’s Nominee is elected. You should refer to the Corporation’s proxy statement and form of proxy distributed by the Corporation for the name, background, qualifications and other information concerning the Corporation’s nominees.

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Corporation for election as a director, write the name of the Corporation’s nominee in the following space:

2.	RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR PEOPLES FINANCIAL CORPORATION

☐ FOR	☐ AGAINST	☐ ABSTAIN

Each Proxy is authorized to vote, in his or her discretion, upon any other matters as may properly come before the Annual Meeting that are unknown to such Proxy a reasonable time before this solicitation as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title: